Item 13(b)

EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Frank Waterhouse, Treasurer and Principal Accounting Officer of Highland Funds I (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer and Principal Accounting Officer

Date: March 11, 2021

Item 13(b)

EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Brian Mitts, Treasurer, Assistant Treasurer, Principal Financial Officer, and Principal Executive Officer of Highland Funds I (the “Registrant”), certify that:

1.This Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ Brian Mitts
Brian Mitts
Assistant Treasurer, Principal Financial Officer, and Principal Executive Officer

Date: March 11, 2021